UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2012

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11486	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, Center Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 16, 2012.

On April 2, 2012, the record date for the Annual Meeting, there were a total of 16,332,327 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 14,415,522 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1: The election of ten persons to serve as directors for one year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

Name	For	Withheld	Abstentions/Broker Non-Votes
Alexander A. Bol	10,518,574	281,480	3,615,468
Anthony C. Weagley	10,581,638	218,416	3,615,468
Frederick S. Fish	10,616,088	183,966	3,615,468
James J. Kennedy	10,581,538	218,516	3,615,468
Howard Kent	10,620,781	179,273	3,615,468
Nicholas Minoia	10,599,855	200,199	3,615,468
Harold Schechter	10,498,778	301,276	3,615,468
Lawrence B. Seidman	10,107,575	692,479	3,615,468
William A. Thompson	10,519,728	280,326	3,615,468
Raymond Vanaria	10,621,722	178,332	3,615,468

Proposal 2: The ratification of ParenteBeard LLC as the Company’s independent auditors for 2012. This proposal was approved by the following votes:

For: 14,338,808; Against: 34,801; Abstentions: 41,913; and Broker Non-Votes: 0.

Proposal 3: An advisory vote to approve the executive compensation of the Company’s named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For: 9,601,735; Against: 1,118,360; Abstentions: 79,959; and Broker Non-Votes: 3,615,468.

Proposal 4: An advisory vote on how often the Company will conduct the advisory vote to approve executive compensation. The votes were as follows:

One Year: 3,924,933; Two Years: 5,965,246; Three Years: 633,551; Abstain: 276,322; and Broker Non-Votes: 3,615,470. The Company intends to hold the advisory vote on executive compensation every two years.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Board of Directors meeting held immediately following the Annual Meeting of Shareholders, Mr. Fish was appointed to the Nominating Committee and the Executive Committee of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name:	Anthony C. Weagley
Title:	President and Chief Executive Officer

Dated: May 31, 2012